Exhibit 99.1

Getty Images Holdings, Inc. Announces Comprehensive Refinancing of Approximately $1.042 Billion Existing Term Loans

NEW YORK, February 21, 2025 – Getty Images Holdings, Inc. (NYSE: GETY) (“Getty Images”), a preeminent global visual content creator and marketplace, today announced the closing of a comprehensive refinancing of the Borrowers’ existing term loans, which were set to mature on February 19, 2026.

As part of the refinancing, Getty Images, Inc. and Abe Investment Holdings, Inc. (collectively, the “Borrowers”), each a subsidiary of Getty Images, have amended their existing credit agreement to, among other things, incur a new $580 million 5-year U.S. dollar term facility and a new €440 million 5-year euro term facility (collectively, the “New Term Facilities”) through a syndicate of lenders led by JP Morgan Chase Bank, N.A. The proceeds of the New Term Facilities will be used to fully repay the Borrowers’ existing term loans. The Borrowers’ $300m senior unsecured notes due March 2027 remain outstanding.

“With this transaction complete, we are extremely well-positioned to provide our customers with the very best visual content to meet their needs,” said Craig Peters, Chief Executive Officer for Getty Images.

“The completion of our term loan refinancing is a testament to Getty Images’ strong financial foundation and our commitment to strategic growth. This initiative enhances our liquidity and provides the financial agility needed to capitalize on emerging opportunities and maximize shareholder returns,” said Jenn Leyden, Chief Financial Officer for Getty Images.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “opportunity,” “upside,” “target”, or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions and on the current expectations of Getty Images’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Getty Images. These forward-looking statements are subject to a number of risks and uncertainties, including: our inability to continue to license third-party content and offer relevant quality and diversity of content to satisfy customer needs; our ability to attract new customers and retain and motivate an increase in spending by our existing customers; our ability to grow our subscriptions business; the user experience of our customers on our websites; the extent to which we are able to maintain and expand the breadth and quality of our content library through content licensed from third-party suppliers, content acquisitions and imagery captured by our staff of in-house photographers; the mix of and basis upon which we license our content, including the price-points at, and the license models and purchase options through, which we license our content; the risk that we operate in a highly competitive market; the risk that we are unable to successfully execute our business strategy or effectively manage costs; our inability to effectively manage our growth; our inability to maintain an effective system of internal controls and financial reporting; the risk that we may lose the right to use “Getty Images” trademarks; our inability to evaluate our future prospects and challenges due to evolving markets and customers’ industries; the legal, social and ethical issues relating to the use of new and evolving technologies, such as Artificial Intelligence; the increased use of AI applications such as generative AI technologies that result in harm to our brand, reputation, business or intellectual property; the risk that our operations in and continued expansion into international markets bring additional business, political, regulatory, operational, financial and economic risks; our inability to adequately adapt our technology systems to ingest and deliver sufficient new content; the risk of technological interruptions or cybersecurity vulnerabilities; the risk that any prolonged strike by, or lockout of, one or more of the unions that provide personnel essential to the production of films or television programs, such as the 2023 strike by the writers’ union and the actors’ unions and including its lingering effects, could further impact our entertainment business; the inability to expand our operations into new products, services and technologies and to increase customer and supplier awareness of new and emerging products and services, including with respect to our AI initiatives; the loss of and inability to attract and retain key personnel that could negatively impact our business growth; the inability to protect the proprietary information of customers and networks against security breaches and protect and enforce intellectual property rights; our reliance on third parties; the risks related to our use of independent contractors; the risk that an increase in government regulation of the industries and markets in which we operate could negatively impact our business; the impact of worldwide and regional political, military or economic conditions, including declines in foreign currencies in relation to the value of the U.S. dollar, hyperinflation, higher interest rates, devaluation and significant political or civil disturbances in international markets where we conduct business; the risk that claims, lawsuits and other proceedings that have been, or may be, instituted against us or our predecessors could adversely affect our business; the inability to maintain the listing of our Class A Common Stock on the NYSE; volatility in our stock price and in the liquidity of the trading market for our Class A Common Stock; changes in applicable laws or regulations; the lingering effect of the COVID-19 pandemic; the risks associated with evolving corporate governance and public disclosure requirements; the risk of greater than anticipated tax liabilities; the risks associated with the storage and use of personally identifiable information; earnings-related risks such as those associated with late payments, goodwill or other intangible assets; our ability to obtain additional capital on commercially reasonable terms; the risks associated with being an “emerging growth company” and “smaller reporting company” within the meaning of the Securities Act; risks associated with our reliance on information technology in critical areas of our operations; our inability to pay dividends for the foreseeable future; the risks associated with additional issuances of Class A Common Stock without stockholder approval; costs related to operating as a public company; and other risks and uncertainties identified in “Item 1A. Risk Factors” of our 2023 10-K and in our subsequent filings with the SEC.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These and other factors that could cause actual results to differ from those implied by forward-looking statements of Getty Images are more fully described under the heading “Item 1A. Risk Factors” in our 2023 10-K and in our subsequent filings with the SEC. The foregoing risks are not exhaustive. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, the statements of belief and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us, as applicable, as of the date of this report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements.

About Getty Images

Getty Images (NYSE: GETY) is a preeminent global visual content creator and marketplace that offers a full range of content solutions to meet the needs of any customer around the globe, no matter their size. Through its Getty Images, iStock and Unsplash brands, websites and APIs, Getty Images serves customers in almost every country in the world and is the first-place people turn to discover, purchase and share powerful visual content from the world’s best photographers and videographers. Getty Images works with over 576,000 content creators and more than 340 content partners to deliver this powerful and comprehensive content. Each year Getty Images covers more than 160,000 news, sport and entertainment events providing depth and breadth of coverage that is unmatched. Getty Images maintains one of the largest and best privately-owned photographic archives in the world with millions of images dating back to the beginning of photography.

Through its best-in-class creative library and Custom Content solutions, Getty Images helps customers elevate their creativity and entire end-to-end creative process to find the right visual for any need. With the adoption and distribution of generative AI technologies and tools trained on permissioned content that include indemnification and perpetual, worldwide usage rights, Getty Images and iStock customers can use text to image generation to ideate and create commercially safe compelling visuals, further expanding Getty Images capabilities to deliver exactly what customers are looking for.

For company news and announcements, visit our Newsroom.

Investor Contact Getty Images:
Steven Kanner

Investorrelations@gettyimages.com

Media Contact Getty Images:
Anne Flanagan

Anne.flanagan@gettyimages.com

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